Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 8 - COMMITMENTS AND CONTINGENCIES:

a.	Litigation:

1.	In January 2015, Ability, Messrs. Anatoly Hurgin and Alexander Aurovsky, and a third party plaintiff entered into an arbitration process, following a claim filed with the Tel Aviv Magistrates Court (the “Court”) in October 2014 by the plaintiff against the Company and its former shareholders, claiming a right to review the Company’s accounts and reserving the right to file a monetary claim. On September 14, 2016, the plaintiff presented the defendants with a settlement proposal for the resolution of all claims against the defendants and any entity affiliated with them in exchange of the full and final payment of an amount of NIS8,450 thousand (approximately $2,200 thousand), which was subsequently approved by Inc’s board of directors. On or about the time of the board meeting at which (among other things) the settlement proposal was approved, the plaintiff made claims that the proposal did not include VAT and that a settlement agreement has not been entered into between the parties. This dispute was referred to a new arbitration process, at the conclusion of which, a settlement was reached, according to which the parties agreed that the plaintiff would receive a total of NIS8,142 thousand (approximately $2,120 thousand), plus VAT. Thereafter, on February 20, 2017, such settlement was approved by the arbitrator and was made an arbitral award. Following the arbitral award and according to the determination of Inc’s board of directors, Inc and Messrs. Hurgin and Aurovsky appointed an independent legal expert acting as an arbitrator to make a final determination as to the allocation of the settlement amount between us and Messrs. Hurgin and Aurovsky. On March 30, 2017, and as clarified on April 13, 2017, the legal expert determined that the Company shall be required to pay 70% of the settlement amount and the VAT (such amount was accrued for as of December 31, 2016) and the remaining 30% of the settlement amount shall be paid by Messrs. Hurgin and Aurovsky. On April 19, 2017, each of Messrs. Hurgin and Aurovsky paid to us NIS376,410 (approximately $98,000), or a total of NIS752,820 (approximately $196,000) in compliance with the arbitral award.

2.	On October 15, 2015 the Company was added to a derivative complaint, originally filed by a stockholder of Cambridge (the “Plaintiff”) against Cambridge, the members of the Cambridge board of directors and others. The complaint generally alleges, among other things, that the members of the Cambridge board of directors breached their fiduciary duties to Cambridge stockholders by approving the contemplated merger with the Company and that the Company is aiding and abetting the Cambridge board of directors in the alleged breaches of their fiduciary duties.

The action seeks injunctive relief, damages and reimbursement of fees and costs, among other remedies. On February 17, 2016, the Company filed a motion and supporting memorandum of law to dismiss the Plaintiff’s amended complaint arguing three primary grounds: i) the court lacked personal jurisdiction over the Company; ii) Plaintiff’s derivative aiding and abetting claim was extinguished by the closing of the business combination; and iii) Plaintiff’s direct aiding and abetting claims were insufficiently plead. On September 15, 2016, the court granted the defendants’ motion to dismiss in its entirety without prejudice, and the Judge dismissed the amended complaint. However, the court provided the plaintiff with 45 days within which to file a further amended complaint. On October 22, 2016, a second amended complaint was filed by the plaintiff. On January 17, 2017, the defendants filed a motion to dismiss the second amended complaint on multiple grounds, including various pleading deficiencies that the plaintiff has failed to adequately correct. On March 9, 2017, the plaintiff filed a response to the motion to dismiss. The court has scheduled a hearing for argument on the motion to dismiss for June 14, 2017.

Given that these proceedings are in the preliminary stage, the timing or outcome of this matter cannot be predicted at this time.

3.	On October 27, 2015, the Company received a notice alleging that the Company’s GSM interception and decryption systems apparently fall within the claims of an Israeli patent owned by the claimants. On November 12, 2015, a lawsuit alleging patent infringement, violation of a non-disclosure agreement, trade secret misappropriation and unjust enrichment was filed with the Lod District Court in Israel by a company and an individual (the “Plaintiffs”), against the Company and its Controlling Shareholders. The amount sought in the lawsuit for registration fee purpose is NIS5 million (approximately $1.3 million), however the Plaintiffs did not specify amount of the compensation demanded. Furthermore, the Plaintiffs demanded that the Company and/or its Controlling Shareholders immediately cease the infringement of the patent as well as further use of the claimed technology and further manufacture, export, sale or marketing of the alleged infringing products.

The Company filed a statement of defense on April 5, 2016 and a preliminary hearing was held on April 13, 2016. On May 23, 2016, the plaintiffs filed a petition to join Inc, ASM and Ability Limited, an entity fully owned by Anatoly Hurgin as defendants and to amend the statement of claim (this petition is still pending). The parties then agreed to appoint a mediator in an attempt to settle the dispute out of court, and agreed, with the approval of the court, on a stay of proceedings until September 2016. However, the parties did not reach an agreement by that time. On October 9, 2016, upon the Company’s application and with the plaintiffs’ consent, the court decided to stay the proceedings until a decision is handed down on a related pending application to the Israeli Patent Registrar to revoke the patent in dispute.

The Company believes that the allegations in the notice and the lawsuit are without merit and the Company intend to vigorously defend against them.

Given that the proceeding is in the preliminary stage and is currently suspended, the timing or outcome of this matter cannot be predicted at this time.

4.	On May 25, 2016, a purported class action lawsuit was filed against Inc, Anatoly Hurgin and Avi Levin, the Group Chief financial officer in the Southern District of New York in the United States. The complaint asserts claims pursuant to Sections 10(b) and 20(a) of the Securities Exchange Act and Rule 10b-5 promulgated thereunder on behalf of a putative class of all purchasers of Inc ordinary shares between September 8, 2015 and April 29, 2016. The complaint broadly alleges that certain of Inc public statements were false and that Inc materially overstated its income and failed to disclose that it had material weaknesses in its internal controls. The complaint does not specify the amount of damages sought. On July 25, 2016, a second purported class action lawsuit was filed against Inc, Anatoly Hurgin and Avi Levin in the Southern District of New York in the United States. The complaint asserts claims pursuant to Sections 10(b) and 20(a) of the Securities Exchange Act and Rule 10b-5 promulgated thereunder on behalf of a putative class of all purchasers of Inc ordinary shares between September 8, 2015 and April 29, 2016.

The complaint broadly alleges that Inc financial statements were false and misleading and were not prepared in conformity with GAAP, nor was the financial information a fair presentation of its operations. The complaint does not specify the amount of damages sought. These two putative class actions have been consolidated into one action and co-lead plaintiffs have been appointed. In accordance with a schedule adopted by the court, co-lead plaintiffs filed an amended complaint on April 28, 2017. In the amended complaint, co-lead plaintiffs have added Benjamin Gordon and BDO Ziv Haft as defendants.

The amended complaint asserts claims pursuant to Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder against all defendants, a claim pursuant to Section 20(a) of the Exchange Act against Messrs. Hurgin, Levin and Gordon, a claim pursuant to Section 11 of the Securities Act against Inc, BDO Ziv Haft and Messrs. Hurgin and Gordon, and a claim pursuant to Section 15 of the Securities Act against Messrs. Hurgin, Levin and Gordon on behalf of a putative class of all purchasers of Inc’s ordinary shares between September 8, 2015 and April 29, 2016. The amended complaint does not specify the amount of damages sought. The complaint broadly alleges that certain of our public statements were false, that the Group had material weaknesses in the Group’s internal controls, that the Group’s financial statements were false and misleading and were not prepared in conformity with GAAP, nor was the financial information a fair presentation of the Group’s operations, and that Inc registration statement contained material misstatements and omissions. Pursuant to a schedule approved by the Court, co-lead plaintiffs must file a second amended consolidated complaint no later than 30 days after the date on which this Form 20-F is filed.

Inc intends to defend the action.

Given that these proceedings are in the preliminary stage, the timing or outcome of this matter cannot be predicted at this time.

5.	On May 4, 2016, Inc was served with a lawsuit and a motion for the certification of the lawsuit as a class action in the Tel Aviv District Court in Israel, filed, against Inc, the Controlling shareholders, and two former directors, Benjamin Gordon and Mitchell Gordon that had been filed on May 3, 2016. The claim alleges (among other things) that Inc misled the public in its public filings with regard to its financial condition and included misleading information (or omitted to include relevant information) in its financial statements published in connection with the January 12, 2016 listing of shares for trading on the Tel Aviv Stock Exchange. In addition, the claim alleges that the defendant directors breached their fiduciary duty under Israeli law towards Inc and its public shareholders. The claim alleges that the plaintiff suffered personal damages and estimates that Inc shareholders suffered damages of approximately NIS23.3 million (approximately $6.13 million). In addition, the plaintiff claims that damage was caused to people who held exchange traded funds and other investment instruments that contained Inc shares and therefore he could not evaluate those damages at this stage. On September 15, 2016, Inc filed a motion for a stay of proceedings, due to other pending class action lawsuits in the United States that also relate (among other things) to the stated causes of action and based on similar claims.

On September 16, 2016, the Court accepted the motion to stay proceedings. The parties were required to update the Court on the status of the United States class actions by March 15, 2017. On March 15, 2017, the plaintiff filed an update and requested that proceedings be stayed until the completion of the internal investigation of the audit committee. On the same day, Inc filed a separate update with respect to the United States class actions, together with filing a motion for a stay of proceedings pending resolution of the consolidated United States class actions. On March 16, 2017, the Court held that the plaintiff must respond to the motion to stay proceedings pending resolution of the consolidated United States class actions. On March 26, 2017, the plaintiff filed a partial response, asking for an extension until May 15, 2017 to file a full response, alleging that the publication of our annual financial statements, together with the findings of the internal investigation, would affect its position on our motion to stay proceedings. On March 26, 2017, the Court granted the plaintiff the requested extension. On May 15, 2017 the plaintiff filed a motion for an additional three month extension to file a full response, among other things, as the Company had not yet filed its annual financial statements or published the results of the internal investigation.

Given that these proceedings are in the preliminary stage, the timing or outcome of this matter cannot be predicted at this time.

6.	On December 13, 2016, a complaint was filed in the 15th Circuit, Palm Beach County, Florida in the United States, against Inc, our former director, Benjamin Gordon, BG Strategic Advisors, LLC, Cambridge Capital, LLC and Jonathan Morris, in his capacity as trustee of the Gordon Family 2007 Trust. The complaint alleges violations of Florida State securities laws, common law fraud, negligent misrepresentation and conspiracy. Mr. Gordon and BG Strategic Advisors, LLC are also alleged to have breached their fiduciary duty to the plaintiff. On January 23, 2017, the plaintiff filed an amended complaint alleging the same violations as the initial compliant. On March 2, 2017, Inc filed a motion to dismiss all of the claims asserted against it in the compliant. On the same day, Mr. Gordon and BG Strategic Advisors also filed motions seeking the dismissal of the amended complaint in its entirety. On March 9, 2017, Inc filed a motion to stay all proposed discovery in the action pending the resolution of the motions to dismiss. These motions are all currently pending.

Given that these proceedings are in the preliminary stage, the timing or outcome of this matter cannot be predicted at this time.

b.	Lease commitments:

The Company has the following lease agreements:

1.	A 5 year lease agreement, with respect to an office space, expiring on November 30, 2017. The monthly rent is NIS25 thousand ($7 thousand) linked to the Israeli consumer products index.

2.	A 2.5 year lease agreement with respect to an office space, expiring on November 30, 2017. The monthly rent is NIS16 thousand ($4 thousand) linked to the Israeli consumer products index.

3.	An agreement with respect to an office space which was renewed in August 15, 2015 for 1 year, those terms were extended until April 1, 2018 and the Company has an option to extend the lease until August 15, 2019. The monthly rent is NIS5 thousand ($1 thousand).

In 2016, 2015 and 2014, the rent expenses amounted to $152 thousand, $128 thousand and $114 thousand, respectively.

c.	Agreement with a Provider:

On October 20, 2015 (the “Effective Date”), the Company entered into an agreement with an unrelated company which is a service provider and an owner and licensor of telecommunications solutions (the “Provider”). The Provider granted the Company an exclusive and non-transferable right and license for 3 years to market, promote, advertise, sell and distribute the Provider’s products directly to customers worldwide, in consideration for 50% of the Company’s net income relating to those sales. The agreement sets minimum annual sales at $10 million. In case the Company does not satisfy this minimum commitment at the end of any contract year, the Company is required to pay the Provider a 15% penalty against the shortfall amount (maximum $1.5 million per year). In order to secure minimum sales and penalty, it was also agreed that the Company pays the Provider monthly payments of $125 thousand. During 2015, the Company paid the Provider $375 thousand, those payments were recorded as prepayments in the other current assets on the consolidated balance sheet as of December 31, 2015, as the Company believes it will satisfy those sales. During 2016 the Company continued to pay the monthly payments and paid the Provider an aggregated amount of $1,500 thousand, those payments (along with the $375 thousand that were paid during 2015 and recorded initially as part of the balance sheet) were recorded as part of the Sales and marketing expenses since the Company succeeded to sell only one of the provider products during 2016. The Provider waived its rights to the 50% net income share in connection with that sole 2016 sale in order to support his product marketing efforts in the relevant region.

During 2016 it was clarified between the Company and the Provider that the Company will be able to utilize the monthly payments through the entire agreement period and not only on an annual basis.

d.	Contingency in connection with legal fees:

During 2016, a US legal firm reached out to the Company asking for a reimbursement for its legal fees incurred in connection with representing Benjamin Gordon, former director for several issues, as a result, the Company recorded an accrued provision as of December 31, 2016 based on management best estimate, the amount that was not accrued totaled to $381 thousand.

e.	On-going internal investigation:

In connection with implementing internal controls to comply with applicable anti-corruption laws regarding distributors, resellers and agents, the Group identified press reports that its reseller in Latin America may be subject to local law enforcement investigations concerning price manipulation and corruption in the reseller’s sale of software products to government entities, although the press reports do not identify the Group and the Group has not been able to confirm the investigations or whether any investigations implicate sale of the Group’s products. The Group is conducting a review of the reseller and pending the completion of the review the Group has ceased accepting orders from the reseller. Ceasing future sales to such reseller could have a material impact on the Group’s future revenue.

f.	Other:

During the first quarter of 2015, through an internal investigation conducted by the Company, it was discovered that the Company was a victim of fraud from an outside, unrelated third party. The fraud resulted in an unauthorized outgoing transfer to the third party by the Company in the amount of $462 thousand. While the Company reported the fraud to the police and to its bank, there can be no assurance that the funds will be recovered. Accordingly, the wire transfer amount has been recorded within general and administrative expenses in the statement of comprehensive income for the year ended December 31, 2015.